ALLIANCE
                            -------------------------
                                VARIABLE PRODUCTS
                            -------------------------
                                   SERIES FUND
                            -------------------------
                            GROWTH & INCOME PORTFOLIO
                            -------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 16, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance Growth & Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

--------------------------------------------------------------------------------

INVESTMENT RESULTS
Periods Ended December 31, 2002

                                                         Total Returns
                                                                        Since
                                             1 Year       5 Years     Inception*
                                             ======       =======     ==========

Alliance Growth & Income Portfolio           -22.05%       3.70%        10.31%

Russell 1000 Value Index                     -15.52%       1.16%        11.80%

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 1/14/91.

      The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of the 1000 largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Growth & Income Portfolio.

--------------------------------------------------------------------------------

In the wake of 2001's September 11th tragedies, world stock prices continued to wither in 2002 under the weight of a severe escalation and re-assessment of geopolitical and global economic risk. Heightened investor uncertainty catalyzed a dramatic preference shift away from risky assets (stocks) to safe assets (government bonds). Against the backdrop of a hostile global stock market environment, the Portfolio's performance for the 12-month period ended December 31, 2002 was in line with major market benchmarks, losing 22.05%, while the Standard & Poor's (S&P) 500 Stock Index returned -22.09%. Over the same time period, the Portfolio underperformed its benchmark, the Russell 1000 Value Index, which returned -15.52%

The Portfolio's underperformance over the 12-month period was a result of poor stock picking. Selecting individual securities for purchase, rather than relying on broad sector calls, has historically been the hallmark of the Portfolio's investment process. Over the past year, a number of investments we believed to have better-than-average fundamental prospects performed poorly, such as Dynegy, Household International, Solectron, Sanmina and Tyco. In many cases, these disappointing investments were in companies that depended on capital access from the equity and debt markets to grow. These companies were particularly compromised in 2002 as the capital markets re-priced risk and generally became more reluctant to lend money to businesses. As the costs and availability of credit became more onerous, some of our investments were unable to execute their business plans and deliver the type of fundamental performance we expected of them.

MARKET REVIEW

Based on 2002 mutual fund flows, many investors reacted to disappointing performance and heightened uncertainty by selling their investments. In this tumultuous economic environment, we believe the collective anxiety of investors is high by historical measures. Investors' aversion or preference for risky assets can be systematically measured by comparing the expected returns of stocks and bonds--the difference being the equity risk premium.

In today's market, investors' concern about geopolitical and global economic risk, and corporate earnings and the quality of corporate management, have conspired to undermine confidence in equities, as evidenced by high equity risk premiums. Assuming economic Armageddon is not at the front doorstep--and we do not believe it is--investors' intense aversion to loss has increased the expected return on stocks and sharply lowered the expected return on bonds. Said another way, stock valuations are cheap relative to the long-term earnings power of corporations and, over time, low equity valuation has proven to be a fairly effective predictor of positive performance.

Over the past 12 months, corporate and economic news flow has not been supportive of investor confidence.

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

Given the intensity and resources available to those focused on uncovering scandal to sell newspapers and drive viewer ratings, we are somewhat encouraged by the relative lack of new information on the topic of corporate impropriety in the second half of 2002. The dearth of new revelation lends some hope to our belief that the accounting transgressions that surfaced this past year were isolated incidences and not part of a broader, more systemic corporate problem. As the issue exhausts itself, hopefully corporate America's strengths will become more visible.

For example, we see significant balance sheet progress being made. Corporate debt is barely growing, companies are being restructured, profits and retained earnings are improving, the debt-service burden of the corporate sector is declining and leverage is moderating. Corporations are generating more cash than they are consuming, and balance sheet liquidity is rapidly improving. While initiatives to shore up balance sheets go largely unnoticed, concern about profit growth still prevails. To be sure, performance has been weaker than many had hoped.

We caution investors that there are a number of external influences that might be skewing profit reports in a more conservative direction, thereby potentially understating the true economic state of businesses. First, many managers are trying to get out in front of the earnings-quality debate by assuring accurate earnings reporting and accounting practices. Second, at these low valuations, we are not surprised that many CEO's are tempted to aggressively restructure operations to come out of 2002 conservatively positioned for success in 2003. While it is nearly impossible to assess just how important these influences might be with regards to current profit disappointment, it probably will have a conservative effect on reported earnings.

MARKET OUTLOOK

We believe short-term risk aversion creates long-term opportunity--particularly in equities whose valuation is relatively more dependent on future earnings over the long-term. As compelling opportunities materialize in distressed subsets of the market, we are willing to take on more risk versus the Russell 1000 Value Index. Our fundamental work suggests attractive opportunity has materialized in the pharmaceuticals, technology and financial sectors.

After careful analysis and reflection, we leave the fiscal year confident that our philosophy and processes are still relevant and functioning properly. As always, we continue to adhere to our philosophy, which has served us well over time, and implement our fundamental process in a highly disciplined and systematic fashion. We believe the Portfolio is well positioned for a more stable investment environment, which we see supported by slowly improving fundamentals and low interest rates.

We appreciate your investment in Alliance Growth & Income Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Paul Rissman

Paul Rissman
Vice President and Portfolio Manager


/s/ Paul Rissman

Frank Caruso
Vice President and Portfolio Manager

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCE GROWTH & INCOME PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/92-12/31/02

   [THE FOLLOWING WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                            Alliance Growth &            Russell 1000
                             Income Portfolio            Value Index
-------------------------------------------------------------------------------
     12/31/92                      10000                    10000
     12/31/93                      11169                    11807
     12/31/94                      11130                    11573
     12/31/95                      15109                    16013
     12/31/96                      18749                    19478
     12/31/97                      24148                    26330
     12/31/98                      29193                    30446
     12/31/99                      32512                    32683
     12/31/00                      37028                    34974
     12/31/01                      37161                    33019
     12/31/02                      28967                    27895


Alliance Growth & Income Portfolio:     $28,967
Russell 1000 Value Index:               $27,895

Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 12/31/92 to 12/31/02) as compared to the performance of an appropriate broad-based index.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of the 1000 largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Growth & Income Portfolio.

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                    U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Citigroup, Inc.                            $ 70,380,000            4.6%
--------------------------------------------------------------------------------
American International Group, Inc.           57,850,000            3.8
--------------------------------------------------------------------------------
Wyeth                                        56,100,000            3.7
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                      55,478,400            3.6
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                           53,352,475            3.5
--------------------------------------------------------------------------------
Union Pacific Corp.                          49,392,750            3.2
--------------------------------------------------------------------------------
Pfizer, Inc.                                 48,912,000            3.2
--------------------------------------------------------------------------------
Fannie Mae                                   45,031,000            3.0
--------------------------------------------------------------------------------
Conocophillips                               43,551,000            2.9
--------------------------------------------------------------------------------
Bank One Corp.                               42,032,500            2.8
                                           ------------           ----
--------------------------------------------------------------------------------
                                           $522,080,125           34.3%
--------------------------------------------------------------------------------

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-98.4%
FINANCE-28.6%
BANKING - MONEY CENTER-3.6%
J.P. Morgan Chase & Co. .....................       2,311,600       $ 55,478,400
                                                                    ------------

BANKING - REGIONAL-4.4%
Bank of America Corp. .......................         360,000         25,045,200
Bank One Corp. ..............................       1,150,000         42,032,500
                                                                    ------------
                                                                      67,077,700
                                                                    ------------

BROKERAGE & MONEY MANAGEMENT-3.1%
Merrill Lynch & Co., Inc. ...................         600,000         22,770,000
Morgan Stanley ..............................         600,000         23,952,000
                                                                    ------------
                                                                      46,722,000
                                                                    ------------

INSURANCE-5.4%
ACE, Ltd. (Bermuda) .........................         850,000         24,939,000
American International Group, Inc. ..........       1,000,000         57,850,000
                                                                    ------------
                                                                      82,789,000
                                                                    ------------

MORTGAGE BANKING-5.9%
Fannie Mae ..................................         700,000         45,031,000
Federal Home Loan Mortgage Corp. ............         300,000         17,715,000
PMI Group, Inc. .............................         550,000         16,522,000
Washington Mutual, Inc. .....................         300,000         10,359,000
                                                                    ------------
                                                                      89,627,000
                                                                    ------------

MISCELLANEOUS-6.2%
Citigroup, Inc. .............................       2,000,000         70,380,000
MBNA Corp. ..................................       1,250,000         23,775,000
                                                                    ------------
                                                                      94,155,000
                                                                    ------------
                                                                     435,849,100
                                                                    ------------

HEALTH CARE-13.5%
DRUGS-8.5%
Pfizer, Inc. ................................       1,600,000         48,912,000
Schering-Plough Corp. .......................       1,100,000         24,420,000
Wyeth .......................................       1,500,000         56,100,000
                                                                    ------------
                                                                     129,432,000
                                                                    ------------

MEDICAL SERVICES-5.0%
Cardinal Health, Inc. .......................         150,000          8,878,500
HCA, Inc. ...................................         760,000         31,540,000
Tenet Healthcare Corp. (a)  .................         700,000         11,480,000
WellPoint Health Networks, Inc. (a) .........         339,300         24,144,588
                                                                    ------------
                                                                      76,043,088
                                                                    ------------
                                                                     205,475,088
                                                                    ------------

ENERGY-12.1%
DOMESTIC INTEGRATED-0.8%
Occidental Petroleum Corp. ..................         450,000         12,802,500
                                                                    ------------

DOMESTIC PRODUCERS-1.8%
Kerr-McGee Corp. ............................         600,000         26,580,000
                                                                    ------------

INTERNATIONAL-5.8%
BP Plc (ADR) (United Kingdom) ...............         769,300         31,272,045
ChevronTexaco Corp. .........................         435,000         28,918,800
Exxon Mobil Corp. ...........................         825,000         28,825,500
                                                                    ------------
                                                                      89,016,345
                                                                    ------------

OIL SERVICE-0.8%
Transocean Sedco Forex, Inc. ................         500,000         11,600,000
                                                                    ------------

MISCELLANEOUS-2.9%
Conocophillips ..............................         900,000         43,551,000
                                                                    ------------
                                                                     183,549,845
                                                                    ------------

TECHNOLOGY-11.7%
COMMUNICATION EQUIPMENT-2.3%
Juniper Networks, Inc. (a)  .................       4,316,600         29,352,880
Lucent Technologies, Inc. (a) ...............       4,000,000          5,040,000
                                                                    ------------
                                                                      34,392,880
                                                                    ------------

COMPUTER SERVICES-2.1%
First Data Corp. ............................         925,000         32,754,250
                                                                    ------------

CONTRACT MANUFACTURING-1.0%
Sanmina Corp. (a) ...........................       1,250,000          5,612,500
Solectron Corp. (a) .........................       2,500,000          8,875,000
                                                                    ------------
                                                                      14,487,500
                                                                    ------------

SEMI-CONDUCTOR COMPONENTS-4.9%
Altera Corp. (a) ............................       2,250,000         27,765,000
Intersil Corp. Cl.A (a) .....................         775,000         10,803,500
Marvell Technology Group, Ltd. (Bermuda) (a)        1,075,000         20,274,500
Maxim Integrated Products ...................         250,000          8,260,000
Micron Technology, Inc. (a) .................         800,000          7,792,000
                                                                    ------------
                                                                      74,895,000
                                                                    ------------

SOFTWARE-1.4%
Veritas Software Corp. (a)  .................       1,400,000         21,868,000
                                                                    ------------
                                                                     178,397,630
                                                                    ------------

CONSUMER SERVICES-8.9%
BROADCASTING & CABLE-6.4%
AOL Time Warner (a) .........................         500,000          6,550,000
Comcast Corp. Cl.A (a) ......................       1,617,500         38,124,475
Comcast Corp. Special Cl.A (a) ..............         675,000         15,228,000
Cox Communications, Inc. Cl.A (a) ...........         375,000         10,650,000
Viacom, Inc. Cl.B (a) .......................         675,000         27,513,000
                                                                    ------------
                                                                      98,065,475
                                                                    ------------

ENTERTAINMENT & LEISURE-2.5%
Carnival Corp. ..............................       1,000,000         24,950,000
Harley-Davidson, Inc. .......................         285,000         13,167,000
                                                                    ------------
                                                                      38,117,000
                                                                    ------------
                                                                     136,182,475
                                                                    ------------

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                             Shares         U.S. $ Value
-------------------------------------------------------------------------------

UTILITIES-7.0%
ELECTRIC & GAS UTILITY-3.3%
Ameren Corp. ............................          300,000      $    12,471,000
Constellation Energy Group ..............          450,000           12,519,000
Edison International (a) ................        1,033,800           12,250,530
Entergy Corp. ...........................          300,000           13,677,000
                                                                ---------------
                                                                     50,917,530
                                                                ---------------

TELEPHONE UTILITIES-3.7%
AT&T Corp. ..............................          961,300           25,099,543
SBC Communications, Inc. ................          600,000           16,266,000
Sprint Corp. ............................        1,000,000           14,480,000
                                                                ---------------
                                                                     55,845,543
                                                                ---------------
                                                                    106,763,073
                                                                ---------------

CONSUMER STAPLES-6.6%
BEVERAGES-1.6%
Anheuser-Busch Cos., Inc. ...............          500,000           24,200,000
                                                                ---------------

COSMETICS-1.8%
Avon Products, Inc. .....................          500,000           26,935,000
                                                                ---------------

RETAIL - FOOD & DRUG-0.8%
Kroger Co. (a) ..........................          800,000           12,360,000
                                                                ---------------

TOBACCO-2.4%
Loews Corp. Carolina Group ..............          640,200           12,976,854
Philip Morris Cos., Inc. ................          600,000           24,318,000
                                                                ---------------
                                                                     37,294,854
                                                                ---------------
                                                                    100,789,854
                                                                ---------------

TRANSPORTATION-4.2%
RAILROADS-4.2%
Burlington Northern Santa Fe Corp. ......          550,000           14,305,500
Union Pacific Corp. .....................          825,000           49,392,750
                                                                ---------------
                                                                     63,698,250
                                                                ---------------

                                                 Shares or
                                                 Principal
                                                   Amount
Company                                             (000)          U.S. $ Value
-------------------------------------------------------------------------------
CAPITAL GOODS-2.4%
ELECTRICAL EQUIPMENT-0.4%
Johnson Controls, Inc. ..................           75,000            6,012,750
                                                                ---------------

MISCELLANEOUS-2.0%
United Technologies Corp. ...............          500,000           30,970,000
                                                                ---------------
                                                                     36,982,750
                                                                ---------------

BASIC INDUSTRY-2.2%
CHEMICALS-2.2%
E.I. du Pont de Nemours & Co. ...........          575,000           24,380,000
Lyondell Chemical Co. ...................          750,000            9,480,000
                                                                ---------------
                                                                     33,860,000
                                                                ---------------

MULTI-INDUSTRY COMPANY-0.8%
Tyco International, Ltd. ................          665,000           11,358,200
                                                                ---------------

AEROSPACE & DEFENSE-0.4%
AEROSPACE-0.4%
Goodrich Corp. ..........................          350,000            6,412,000
                                                                ---------------

Total Common Stocks (cost $1,640,667,659)                         1,499,318,265
                                                                ---------------
SHORT-TERM INVESTMENT-2.0%
TIME DEPOSIT-2.0%
State Street Euro Dollar 0.75%, 1/02/03
   (cost $30,460,000) ...................       $   30,460           30,460,000
                                                                ---------------

TOTAL INVESTMENTS-100.4%
   (cost $1,671,127,659) ................                         1,529,778,265
Other assets less
   liabilities (b)-(0.4%) ...............                            (5,424,891)
                                                                ---------------
NET ASSETS-100% .........................                       $ 1,524,353,374
                                                                ===============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) Includes cash collateral received of $49,738,600 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                             Current
                                               Yield       Shares          Value
                                             -------    ----------   -----------
      UBS Private Money Market Fund, LLC       1.46%    49,738,600   $49,738,600

      Glossary:

      ADR - American Depositary Receipt

      See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $1,671,127,659) .............         $ 1,529,778,265(a)
   Cash ..................................................................                     251
   Collateral held for securities loaned .................................              49,738,600
   Dividends and interest receivable .....................................               1,866,113
   Receivable for capital stock sold .....................................               1,652,715
                                                                                   ---------------
   Total assets ..........................................................           1,583,035,944
                                                                                   ---------------

LIABILITIES
   Payable for collateral received on securities loaned ..................              49,738,600
   Payable for capital stock redeemed ....................................               7,344,475
   Advisory fee payable ..................................................                 830,522
   Payable for investment securities purchased ...........................                 215,254
   Accrued expenses ......................................................                 553,719
                                                                                   ---------------
   Total liabilities .....................................................              58,682,570
                                                                                   ---------------
NET ASSETS ...............................................................         $ 1,524,353,374
                                                                                   ===============

COMPOSITION OF NET ASSETS
   Capital stock, at par .................................................         $        92,228
   Additional paid-in capital ............................................           1,948,275,677
   Undistributed net investment income ...................................              15,859,112
   Accumulated net realized loss on investment transactions ..............            (298,524,249)
   Net unrealized depreciation of investments ............................            (141,349,394)
                                                                                   ---------------
                                                                                   $ 1,524,353,374
                                                                                   ===============

Class A Shares
   Net assets ............................................................         $   456,401,721
                                                                                   ===============
   Shares of capital stock outstanding ...................................              27,466,929
                                                                                   ===============
   Net asset value per share .............................................         $         16.62
                                                                                   ===============
Class B Shares
   Net assets ............................................................         $ 1,067,951,653
                                                                                   ===============
   Shares of capital stock outstanding ...................................              64,761,507
                                                                                   ===============
   Net asset value per share .............................................         $         16.49
                                                                                   ===============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $47,901,875 (see Note F).

      See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $140,822) ..................         $  28,781,822
   Interest ...............................................................               999,759
                                                                                    -------------
   Total investment income ................................................            29,781,581
                                                                                    -------------
EXPENSES
   Advisory fee ...........................................................            10,145,603
   Distribution fee--Class B ..............................................             2,637,856
   Custodian ..............................................................               385,075
   Audit and legal ........................................................               184,681
   Printing ...............................................................               176,221
   Administrative .........................................................                69,000
   Transfer agency ........................................................                   947
   Directors' fees and expenses ...........................................                 1,056
   Miscellaneous ..........................................................               100,562
                                                                                    -------------
   Total expenses .........................................................            13,701,001
                                                                                    -------------
   Net investment income ..................................................            16,080,580
                                                                                    -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
   Net realized loss on investment transactions ...........................          (263,159,269)
   Net change in unrealized appreciation/depreciation of investments ......          (180,481,515)
                                                                                    -------------
   Net loss on investment transactions ....................................          (443,640,784)
                                                                                    -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ................................         $(427,560,204)
                                                                                    =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                              Year Ended               Year Ended
                                                                                             December 31,             December 31,
                                                                                                 2002                     2001
                                                                                           ===============          ===============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income .........................................................         $    16,080,580          $     9,491,801
   Net realized gain (loss) on investment transactions ...........................            (263,159,269)              24,298,080
   Net change in unrealized appreciation/depreciation of investments .............            (180,481,515)             (40,616,232)
                                                                                           ---------------          ---------------
   Net decrease in net assets from operations ....................................            (427,560,204)              (6,826,351)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A .....................................................................              (3,650,674)              (3,814,813)
     Class B .....................................................................              (5,894,113)              (2,140,696)
   Net realized gain on investment transactions
     Class A .....................................................................             (18,762,071)             (28,040,271)
     Class B .....................................................................             (36,231,462)             (16,582,157)
CAPITAL STOCK TRANSACTIONS
   Net increase ..................................................................             453,336,029              872,234,137
                                                                                           ---------------          ---------------
   Total increase (decrease) .....................................................             (38,762,495)             814,829,849
NET ASSETS
   Beginning of period ...........................................................           1,563,115,869              748,286,020
                                                                                           ---------------          ---------------
   End of period (including undistributed net investment income of
   $15,859,112 and $9,338,625, respectively) .....................................         $ 1,524,353,374          $ 1,563,115,869
                                                                                           ===============          ===============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Growth & Income Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each

                                          Alliance Variable Products Series Fund
================================================================================

portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to tax character of distributions, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated net realized loss on investments. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of .625 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

During the year ended December 31, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2002, the Portfolio received no such waivers/reimbursements.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, this reimbursement to the Adviser amounted to $69,000.

Brokerage commissions paid on investment transactions for the year ended December 31, 2002 amounted to $5,089,476, of which $318,196 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations ......................................................................       $ 1,550,831,008
U.S. government and agencies .....................................................................                    -0-
Sales: Stocks and debt obligations ...............................................................       $ 1,069,643,302
U.S. government and agencies .....................................................................                    -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $1,693,502,377.
Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ....................................................................       $    64,243,118
Gross unrealized depreciation ....................................................................          (227,967,230)
                                                                                                         ---------------
Net unrealized depreciation ......................................................................       $  (163,724,112)
                                                                                                         ===============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writ-

                                          Alliance Variable Products Series Fund
================================================================================

ing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                     2002                2001
                                                 ===========         ===========
Distributions paid from:
   Ordinary income .....................         $ 9,560,093         $13,089,780
   Net long-term capital gains .........          54,978,227          37,488,157
                                                 -----------         -----------
Total taxable distributions ............          64,538,320          50,577,937
                                                 -----------         -----------
Total distributions paid ...............         $64,538,320         $50,577,937
                                                 ===========         ===========

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income .......................          $  15,859,112
Accumulated capital and other losses ................           (276,149,531)(a)
Unrealized appreciation/(depreciation) ..............           (163,724,112)(b)
                                                               -------------
Total accumulated earnings/(deficit) ................          $(424,014,531)
                                                               =============

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $229,142,961 all of which will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, post October capital losses of $47,006,570.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $47,901,875 and received cash collateral of $49,738,600 which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $83,128 which is included in the interest income in the accompanying statement of operations.

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                                     =================================         ====================================
                                                                 SHARES                                        AMOUNT
                                                     =================================         ====================================
                                                      Year Ended           Year Ended            Year Ended             Year Ended
                                                     December 31,         December 31,          December 31,           December 31,
                                                         2002                 2001                  2002                   2001
                                                     ============         ============          =============          =============
Class A
Shares sold ................................           5,460,821           11,560,257          $ 106,480,252          $ 263,768,912
Shares issued in connection with
   acquisition of Brinson Series
   Trust Growth & Income
   Portfolio ...............................                  -0-             689,257                     -0-            14,906,477
Shares issued in reinvestment of
   dividends and distributions .............           1,176,522            1,347,508             22,412,745             31,855,085
Shares redeemed ............................          (9,569,370)          (8,962,586)          (178,686,522)          (199,854,703)
                                                     -----------          -----------          -------------          -------------
Net increase (decrease) ....................          (2,932,027)           4,634,436          $ (49,793,525)         $ 110,675,771
                                                     ===========          ===========          =============          =============
Class B
Shares sold ................................          30,976,887           34,800,614          $ 611,740,824          $ 782,912,514
Shares issued in connection with
   acquisition of Brinson Series
   Trust Growth & Income
   Portfolio ...............................                  -0-             366,713                     -0-             7,888,640
Shares issued in reinvestment of
   dividends and distributions .............           2,225,334              796,040             42,125,575             18,722,853
Shares redeemed ............................          (8,811,877)          (2,172,479)          (150,736,845)           (47,965,641)
                                                     -----------          -----------          -------------          -------------
Net increase ...............................          24,390,344           33,790,888          $ 503,129,554          $ 761,558,366
                                                     ===========          ===========          =============          =============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE J: Acquisition of Brinson Series Trust Growth & Income Portfolio

On October 26, 2001, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust Growth & Income Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust Growth & Income Portfolio on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 1,055,970 shares of the Portfolio for 2,191,984 shares of Brinson Series Trust Growth & Income Portfolio on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust Growth & Income Portfolio immediately before the acquisition were $1,310,505,175 and $22,795,117 (including $863,296 of net unrealized depreciation of investments), respectively. Immediately after the acquisition the combined net assets of the Portfolio amounted to $1,333,300,292.

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ====================================================================
                                                                                          CLASS A
                                                          ====================================================================
                                                                                   Year Ended December 31,
                                                          ====================================================================
                                                            2002            2001          2000           1999           1998
                                                          ========       ========       ========       ========       ========
Net asset value, beginning of period ................     $  22.16       $  23.15       $  21.79       $  21.84       $  19.93
                                                          --------       --------       --------       --------       --------
Income From Investment Operations
Net investment income (a) ...........................          .22            .21            .22            .16            .22
Net realized and unrealized gain (loss) on investment
   transactions .....................................        (5.01)          (.05)          2.75           2.25           3.81
                                                          --------       --------       --------       --------       --------
Net increase (decrease) in net asset value from
   operations .......................................        (4.79)           .16           2.97           2.41           4.03
                                                          --------       --------       --------       --------       --------
Less: Dividends and Distributions
Dividends from net investment income ................         (.12)          (.14)          (.14)          (.18)          (.16)
Distributions from net realized gain on investment
   transactions .....................................         (.63)         (1.01)         (1.47)         (2.28)         (1.96)
                                                          --------       --------       --------       --------       --------
Total dividends and distributions ...................         (.75)         (1.15)         (1.61)         (2.46)         (2.12)
                                                          --------       --------       --------       --------       --------
Net asset value, end of period ......................     $  16.62       $  22.16       $  23.15       $  21.79       $  21.84
                                                          ========       ========       ========       ========       ========
Total Return
Total investment return based on net asset value (b)        (22.05)%         0.36%         13.89%         11.37%         20.89%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........     $456,402       $673,722       $596,547       $522,163       $381,614
Ratio to average net assets of:
   Expenses .........................................          .68%           .67%           .69%           .71%           .73%
   Net investment income ............................         1.15%           .95%          1.01%           .75%          1.07%
Portfolio turnover rate .............................           69%            80%            74%            46%            79%

--------------------------------------------------------------------------------

See footnote summary on page 16.

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       ==========================================================
                                                                                                CLASS B
                                                                       ==========================================================
                                                                                                                  June 1, 1999(c)
                                                                               Year Ended December 31,                  to
                                                                       ======================================      December 31,
                                                                          2002            2001         2000            1999
                                                                       ==========       ========     ========     ===============
Net asset value, beginning of period .............................     $    22.03       $  23.06     $  21.76         $21.37
                                                                       ----------       --------     --------         ------
Income From Investment Operations
Net investment income (a) ........................................            .17            .16          .18            .07
Net realized and unrealized gain (loss) on investment transactions          (4.98)          (.05)        2.73            .32
                                                                       ----------       --------     --------         ------
Net increase (decrease) in net asset value from operations .......          (4.81)           .11         2.91            .39
                                                                       ----------       --------     --------         ------
Less: Dividends and Distributions
Dividends from net investment income .............................           (.10)          (.13)        (.14)            -0-
Distributions from net realized gain on investment transactions ..           (.63)         (1.01)       (1.47)            -0-
                                                                       ----------       --------     --------         ------
Total dividends and distributions ................................           (.73)         (1.14)       (1.61)            -0-
                                                                       ----------       --------     --------         ------
Net asset value, end of period ...................................     $    16.49       $  22.03     $  23.06         $21.76
                                                                       ==========       ========     ========         ======
Total Return
Total investment return based on net asset value (b) .............         (22.26)%         0.15%       13.59%          1.83%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................     $1,067,952       $889,394     $151,739         $7,993
Ratio to average net assets of:
   Expenses ......................................................            .93%           .92%         .95%           .97%(d)
   Net investment income .........................................            .91%           .75%         .85%           .55%(d)
Portfolio turnover rate ..........................................             69%            80%          74%            46%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)   Commencement of distribution.

(d)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Growth & Income Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Growth & Income Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth & Income Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP

New York, New York
February 3, 2003

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                           PORTFOLIOS
                                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                      COMPLEX         DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                                DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57             President, Chief Operating Officer and a                       114               None
1345 Avenue of the Americas      Director of Alliance Capital Management
New York, NY 10105               Corporation ("ACMC"), with which he has been
(13)                             associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72               Formerly an Executive Vice President and                       93                None
P.O. Box 4623                    Chief Insurance Officer of The Equitable
Stamford, CT 06903               Life Assurance Society of the United States;
(11)                             Chairman and Chief Executive Officer of
                                 Evlico; formerly a Director of Avon, BP Amoco
                                 Corporation (oil and gas), Ecolab Incorporated
                                 (specialty chemicals), Tandem Financial Group,
                                 and Donaldson Lufkin & Jenrette Securities
                                 Corporation.

David H. Dievler, #+, 73         Independent consultant. Until December                          98                None
P.O. Box 167                     1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762            responsible  for mutual fund administration.
(13)                             Prior to joining ACMC in 1984 he was
                                 Chief Financial Officer of Eberstadt Asset
                                 Management since 1968. Prior to that he was a
                                 Senior Manager at Price Waterhouse & Co. Member
                                 of American Institute of Certified Public
                                 Accountants since 1953.

John H. Dobkin, #+, 60           Consultant. He was formerly a Senior Advisor                   94                None
P.O. Box 12                      from June 1999 - June 2000 and President
Annandale, NY 12504              of Historic Hudson Valley (December 1989 -
(11)                             May 1999). Previously, Director of the National
                                 Academy of Design and during 1988-92, he was
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

William H. Foulk, Jr., #+, 70    Investment adviser and an independent                           110               None
Suite 100                        consultant. He was formerly Senior Manager of
2 Sound View Drive               Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had been
(13)                             associated since prior to 1998. He was formerly
                                 Deputy Comptroller of the State of New York
                                 and, prior thereto, Chief Investment Officer of
                                 the New York Bank for Savings.

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

                                                                                         PORTFOLIOS
                                                                                           IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                    COMPLEX         DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                                OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                              DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63       Senior Counsel of the law firm of Cahill                    93          Placer Dome Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(11)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer of
                                 Wenonah Development Company (investments) and a
                                 Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68       Senior Counsel to the law firm of Orrick,                   92                None
98 Hell's Peak Road              Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                 Formerly a senior partner and a member
(7)                              of the Executive Committee of that firm.
                                 He was also a member and Chairman of the
                                 Municipal Securities Rulemaking Board and
                                 Trustee of the Museum of the City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

    NAME, ADDRESS*                POSITION(S) HELD                      PRINCIPAL OCCUPATION
       AND AGE                       WITH FUND                          DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman & President         See biography above.

Frank Caruso, 46                 Vice President               Senior Vice President of Shields/ACMC, with
                                                              which he has been associated since prior to
                                                              1998.

Paul C. Rissman, 46              Vice President               Executive Vice President of ACMC, with which
                                                              he has been associated since prior to 1998.

Edmund P. Bergan, Jr., 52        Secretary                    Senior Vice President and the General
                                                              Counsel of Alliance Fund Distributors, Inc.
                                                              ("AFD") and Alliance Global Investor
                                                              Services Inc. ("AGIS"), with which he has
                                                              been associated since prior to 1998.

Mark D. Gersten, 52              Treasurer and Chief          Senior Vice President of AGIS and Vice
                                 Financial Officer            President of AFD, with which he has been
                                                              associated since prior to 1998.

Thomas R. Manley, 51             Controller                   Vice President of ACMC, with which he has
                                                              been associated since prior to 1998.

--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.